Exhibit 10.1

North Carolina	)
	)	SECOND AMENDMENT TO LEASE
Forsyth County	)

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”), is made and entered into this 23rd day of May, 2011, by and between FAWN INDUSTRIAL LLC, a Delaware limited liability company and 1881 INDUSTRIAL LLC, a Delaware limited liability company (successors in interest to 3929 Westpoint Industrial, LLC), hereinafter collectively referred to as “Landlord” and TENGION, INC., a Delaware corporation, hereinafter referred to as “Tenant”.  Tenant leases from Landlord approximately 38,400 square feet (the “Premises”) known as Suites G and F, located at 3929 Westpoint Boulevard, Forsyth County, North Carolina.

W I T N E S S E T H:

WHEREAS, Landlord’s predecessor 3929 Westpoint Industrial, LLC and Tenant entered into a Lease dated on or about June 6, 2005 for the Premises which lease was amended by a First Amendment to Lease dated March 15, 2007; (collectively the Lease and the First Amendment to Lease are referred to herein as the “Lease”); and

WHEREAS, Landlord’s predecessor 3929 Westpoint Industrial, LLC duly assigned its interests in the Lease to Landlord; and

WHEREAS, Landlord and Tenant desire to amend the Lease to provide for the extension of the Term of the Lease pursuant to the first Renewal Option under Lease Addendum No. Three.

NOW THEREFORE, based on the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree to amend the Lease as follows:

1.           Recitals.  The foregoing recitals are true and incorporated in this Second Amendment.

2            Definitions.  Unless otherwise defined in this Second Amendment, all capitalized terms used in this Second Amendment shall have the respective meanings ascribed to them in the Lease.

3.           Amendments.  Landlord and Tenant agree that the Lease is hereby amended as follows:

3.1
First Renewal Lease Term.  Without waiving any rights Landlord otherwise has under the Lease in the event of a Tenant default, Landlord agrees that the contingencies set forth in Paragraph 1 (i-iii) of Lease Addendum No. Three are hereby deemed satisfied for the purposes of the first Renewal Option. The Lease Term is hereby renewed for an additional period of sixty (60) months and as such the Expiration Date of the Lease is hereby amended to be September 30, 2016.  Tenant has two (2) Renewal Options remaining under Lease Addendum No. Three.

3.2
Base Rent.  The minimum base rent for the first Renewal Term is $806,400.00 payable in monthly installments on the first (1st) day of each month, beginning October 1, 2011, in accordance with the terms of the Lease and the following Rent Schedule:

From	Through	Rate	Monthly Amount	Total for Period
October 1, 2011	September 30, 2012	$4.00	$12,800.00	$153,600.00
October 1, 2012	September 30, 2013	$4.10	$13,120.00	$157,440.00
October 1, 2013	September 30, 2014	$4.20	$13,440.00	$161,280.00
October 1, 2014	September 30, 2015	$4.30	$13,760.00	$165,120.00
October 1, 2015	September 30, 2016	$4.40	$14,080.00	$168,960.00

4.
Amendment to Lease. The foregoing amends the Lease.  Except as specifically modified and amended by this Second Amendment, all other terms and conditions of the Lease shall remain in full force and effect.

THE NEXT PAGE IS THE SIGNATURE PAGE.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease or have caused their duly authorized representatives to execute same in four (4) original counterparts, as of the day and year first above written.

Witness: /s/ Lynn Amler Lynn Amler Print Name	LANDLORD: FAWN INDUSTRIAL, LLC, a Delaware limited liability company By:/s/ Steven Schacter Name: Steven Shacter Title: Manager Dated: May 23, 2011
Witness: /s/ Lynn Amler Lynn Amler Print Name	LANDLORD: 1881 INDUSTRIAL, LLC, a Delaware limited liability company By:/s/ Steven Schacter Name: Steven Shacter Title: Manager Dated: May 23, 2011
Witness: /s/ Joseph W. La Barge Joseph W. La Barge Print Name	TENANT: TENGION, INC., a Delaware corporation By:/s/ Steven Nichtberger Name: Steven Nichtberger, MD Title: President and CEO Dated: May 19, 2011